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                                                                   Exhibit 10.52
                                   ASSIGNMENT


        ARV ASSISTED LIVING, INC., a Delaware corporation, of 245 Fischer Avenue, D-1, Costa Mesa, California 92626 ("Assignor"), hereby assigns to EENHOORN GP-GRAND RAPIDS, LLC, a Michigan limited liability company, of 2620 Horizon Drive, S.E., Suite C, Grand Rapids, Michigan 49546 all of its interest in a Developer Note dated January 16, 2001, from the GRAND RAPIDS HOUSING PARTNERS LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP, a California limited partnership, in the amount of One Million Six Hundred Eighty-Two Thousand Dollars ($1,682,000) (the "Developer Note").

Dated: January 16, 2001.

                                                   ASSIGNOR:

                                                   ARV Assisted Living, Inc.



                                                   By:
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                                                       Its:
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